Exhibit 99.1

T-Mobile to Acquire 700 MHz A-Block Spectrum from Verizon Wireless,

Significant Step in Rapidly Advancing Un-carrier Network Experience

Low-band spectrum covering approximately 150 million people will further improve customer experience in major metro areas, boosting in-building and breadth of network coverage

BELLEVUE, Wash — January 6, 2014 — T-Mobile US, Inc. (NYSE: TMUS) today announced that its wholly-owned subsidiaries T-Mobile USA, Inc. and T-Mobile License, LLC have signed agreements to purchase certain 700 MHz A-Block spectrum licenses from Verizon Wireless for $2.365 billion in cash and the transfer of certain AWS and PCS spectrum licenses, which have an aggregate estimated value of approximately $950 million. The transactions, combined with T-Mobile’s existing A-Block holdings in Boston, will result in T-Mobile having important low-band spectrum in 9 of the top 10 and 21 of the top 30 markets across the United States.

“This is a great opportunity to secure low-band spectrum in many of the top markets in America,” said John Legere, President and CEO of T-Mobile. “These transactions represent our biggest move yet in a series of initiatives that are rapidly expanding our already lightning fast network and improving its performance across the country. We will continue to find ways to advance our customers’ network experience just as our bold Un-carrier moves have shaken up the wireless industry to benefit consumers.”

These are significant transactions that will further enhance a rapidly improving network experience that T-Mobile expects will create shareholder value. Low-band spectrum substantially improves in-building coverage as well as coverage in rural areas. It also travels greater distances than high-band spectrum and therefore is a more efficient way to provide coverage at the edge of cities and in less densely populated areas. Combined with its existing Boston A-Block holdings, T-Mobile will have low-band spectrum covering approximately 158 million people — including New York, Los Angeles, Dallas, Houston, Philadelphia, Atlanta, Washington D.C., and Detroit. T-Mobile anticipates rolling out service and compatible handsets on this A-Block spectrum as early as the fourth quarter of 2014.

In 2013, T-Mobile continued its rapid LTE rollout, deploying 10+10 MHz 4G LTE in 43 of the top 50 metro areas and it is commencing substantive deployments of 20+20 MHz 4G LTE in 2014. The company launched its nationwide 4G LTE network in 2013, which currently covers approximately 209 million people in 273 metro areas.

Also, as part of the transaction, the two companies will realign spectrum blocks in certain markets, primarily in northern California and the Atlanta area.

The agreements are subject to approval by the Federal Communications Commission and the Department of Justice, and other customary closing conditions. Following regulatory approval, these transactions are expected to close in mid-2014.

TAP Advisors worked as financial advisors for T-Mobile on this transaction.

T-Mobile US, Inc.

12920 SE 38th Street

Bellevue, Washington 98006

Phone 1-800-318-9270

Internet http://www.T-Mobile.com

A-Block Spectrum Conference Call:

T-Mobile US, Inc. (NYSE: TMUS) will host a conference call to discuss the A-Block transaction on Monday, January 6, 2014 at 11:00 a.m. Eastern Standard Time (EST). Supplementary slides for the conference call will be posted to the T-Mobile Investor Relations website at approximately 7:00 a.m. EST.

T-Mobile Conference Call Information:

Date:	Monday, January 6, 2014
Time:	11:00 a.m. (EST)
Call-in Numbers:	800-432-9830
International:	719-234-7318
Participant Passcode:	1719015

Please plan on accessing the conference call ten minutes prior to the scheduled start time. The conference call will be broadcast live via the Company’s Investor Relations website at http://investor.t-mobile.com.

A replay of the conference call will be available for two weeks starting shortly after the call concludes and can be accessed by dialing 888-203-1112 (toll free) or 719-457-0820 (international). The passcode required to listen to the replay is 1719015.

About T-Mobile US, Inc.:

As America’s Un-carrier, T-Mobile US, Inc. (NYSE: TMUS) is redefining the way consumers and businesses buy wireless services through leading product and service innovation. The Company’s advanced nationwide 4G and 4G LTE network delivers outstanding wireless experiences for customers who are unwilling to compromise on quality and value. Based in Bellevue, Wash., T-Mobile US provides services through its subsidiaries and operates its flagship brands, T-Mobile and MetroPCS. It currently serves approximately 45 million wireless subscribers and provides products and services through over 70,000 points of distribution. For more information, please visit http://www.t-mobile.com.

Forward-Looking Statements

This news release includes “forward-looking statements” within the meaning of the U.S. federal securities laws. Any statements made herein that are not statements of historical fact, including statements about the expected benefits of the spectrum transaction with Verizon and T-Mobile US, Inc.’s plans, outlook, beliefs, opinion, projections, guidance, strategy, integration of MetroPCS, expected network modernization and other advancements (including build-out of our network on A-block spectrum we own or acquire in the future), are forward-looking statements. Generally, forward-looking statements may be identified by words such as “anticipate,” “expect,” “suggests,” “plan,” “project,” “believe,” “intend,” “estimates,” “targets,” “views,” “may,” “will,” “forecast,” and other similar expressions. The forward-looking statements speak only as of the date made, are based on current assumptions and expectations, and involve a number of risks and uncertainties. Important factors that could affect future results and cause those results to differ materially from those expressed in the forward-looking statements include, among others, the following: the satisfaction of the conditions to closing the spectrum transaction with Verizon and the closing of the transaction our ability to compete in the highly competitive U.S. wireless telecommunications industry; adverse conditions in the U.S. and international economies and markets; significant capital commitments and the capital expenditures required to effect our business plan, including the build-out of our network on A-block spectrum we own or acquire in the future; our ability to adapt to future changes in technology, enhance existing offerings, and introduce new offerings to address customers’ changing demands; our ability to develop effective solutions to interoperability issues that may impact deployment of our network on the A-block spectrum we own or acquire in the future; the availability of devices that are compatible with A-block spectrum we own or acquire in the future; changes in legal and regulatory requirements, including any change or increase in restrictions on our ability to operate our network; our ability to successfully maintain and improve our network, and the possibility of incurring additional costs in doing so; major equipment failures; severe weather conditions or other force majeure events; and other risks described in our filings with the Securities and Exchange Commission, including those described in our Quarterly Report on Form 10-Q filed with

T-Mobile US, Inc.

12920 SE 38th Street

Bellevue, Washington 98006

Phone 1-800-318-9270

Internet http://www.T-Mobile.com

the Securities and Exchange Commission on August 8, 2013. You should not place undue reliance on these forward-looking statements. We do not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Press Contact:	Investor Relations Contact:
Media Relations	Nils Paellmann
T-Mobile US, Inc.	T-Mobile US, Inc.
mediarelations@t-mobile.com	877-281-TMUS or 212-358-3210
http://newsroom.t-mobile.com	investor.relations@t-mobile.com
http://investor.t-mobile.com

T-Mobile US, Inc.

12920 SE 38th Street

Bellevue, Washington 98006

Phone 1-800-318-9270

Internet http://www.T-Mobile.com